UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 9, 2012

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PROPELL CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	000-53488	26-1856569
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

305 San Anselmo Avenue, Suite 300

San Anselmo, CA 94960

 (Address of Principal Executive Office) (Zip Code)

(415) 747-8775

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 19, 2012, Propell Corporation, a Delaware corporation (the “Company”) received written notice of the resignation of James Wallace as Vice President and Secretary, effective as of January 19, 2012.   The Company plans to engage Mr. Wallace under a consulting agreement.

Mark Kalow, a member of the Company’s Board of Directors, will assume the role of Secretary effective immediately.

On January 9, 2012, the Company received written notice of the resignation of Paul Scapatici as Vice President, effective as of January 9, 2012.

Item 9.01 Financial Statements and Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROPELL CORPORATION

By:	/s/ Edward Bernstein
Name:	Edward Bernstein
Title:	Chief Executive Officer

Date:  January 20, 2011